Exhibit 10.24

March 22, 2022	1700 Broadway 35th Floor New York, NY 10019 T: 212-615-3456

Rev Renewables, LLC 575 Fifth Ave, Suite 2501 New York, New York 10017 Ladies and Gentlemen:	One Tower Center Blvd. 21st Floor East Brunswick, NJ 08816 T: 732-249-6750

Reference is made to that certain Transition Services Agreement, dated as of July 1, 2021 (the “TSA”) between Rev Renewables, LLC (“Rev”) and LSP Generation IV, LLC (“LSP”).

The Parties (as defined in the TSA) desire to modify the Transition Services Schedules (as defined in the TSA) such that that the term for Services provided by (a) Rev to LSP in each place be extended to December 31, 2022 and (b) LSP to Rev in each place where the expiration of such services is December 31, 2022 be extended to December 31, 2023.

The Parties hereto hereby agree to such modification.

16150 Main Circle Drive Suite 310 Chesterfield, MO 63017 T: 636-532-2200 5000 Hopyard Road Suite 480 Pleasanton, CA 94588 T: 925-201-5220

Very Truly Yours,

LSP GENERATION IV, LLC

By:	/s/ John Burke
Name: John Burke
Title: Managing Director

Accepted and Agreed:

REV RENEWABLES, LLC

By:	/s/ Kathryn Wilson
Name: Kathryn Wilson
Title: SVP, GC & Corp. Secretary